UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)—May 18, 2021
ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)
Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:		Trading Symbol(s)	Name of exchange on which registered
Common Shares	$0.01 par value per share	AGO	New York Stock Exchange
Assured Guaranty Municipal Holdings Inc. 6-7/8% $100,000,000 Quarterly Interest Bonds due 2101 (and the related guarantee of Registrant)		AGO PRB	New York Stock Exchange
Assured Guaranty Municipal Holdings Inc. 6.25% $230,000,000 Quarterly Interest Bonds due 2102 (and the related guarantee of Registrant)		AGO PRE	New York Stock Exchange
Assured Guaranty Municipal Holdings Inc. 5.60% $100,000,000 Quarterly Interest Bonds due 2103 (and the related guarantee of Registrant)		AGO PRF	New York Stock Exchange
Assured Guaranty US Holdings Inc. 5.000% $500,000,000 Senior Notes due 2024 (and the related guarantee of Registrant)		AGO 24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02
Results of Operations and Financial Condition

On May 18, 2021, Assured Guaranty Ltd. (AGL) made available in the Investor Information section of its website the December 31, 2020 Consolidated Financial Statements of its subsidiaries Assured Guaranty Re Ltd. and Assured Guaranty Re Overseas Ltd. The December 31, 2020 Consolidated Financial Statements of Assured Guaranty Re Ltd. are attached hereto as Exhibit 99.1. The December 31, 2020 Consolidated Financial Statements of Assured Guaranty Re Overseas Ltd. are attached hereto as Exhibit 99.2.

Item 9.01
Financial Statements and Exhibits.
(d) Exhibits

The Assured Guaranty Re Ltd. December 31, 2020 Consolidated Financial Statements, which are attached hereto as Exhibit 99.1, are being furnished under Item 2.02.

The Assured Guaranty Re Overseas Ltd. December 31, 2020 Consolidated Financial Statements, which are attached hereto as Exhibit 99.2, are being furnished under Item 2.02.

Exhibit Number	Description
99.1	Assured Guaranty Re Ltd. December 31, 2020 Consolidated Financial Statements (furnished)
99.2	Assured Guaranty Re Overseas Ltd. December 31, 2020 Consolidated Financial Statements (furnished)
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Guaranty Ltd.

By:	/s/ ROBERT A. BAILENSON
Name: Robert A. Bailenson Title: Chief Financial Officer
DATE: May 18, 2021

4